UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 23, 2023

AWARE, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-21129	04-2911026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

76 Blanchard Road, Burlington, MA, 01803

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 687-0300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AWRE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS, ELECTION OF DIRECTOR; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Aware, Inc. (the “Company”) appointed David Traverse, age 50, as its Principal Financial Officer (PFO) and Treasurer, effective October 24, 2023.  Mr. Traverse’s employment with the Company will be on an at-will basis and the terms of his arrangement with the Company provide for payment of an annual base salary of $215,000. He will be eligible for an annual bonus at the end of each fiscal year and also will participate in the Company’s employee benefit plans.

Mr. Traverse previously served as the Company’s Corporate Controller since April 27, 2020. Mr. Traverse has an extensive background in Finance and Public Accounting. Most recently, prior to joining the Company, Mr. Traverse was Vice President and Corporate Controller at SeaChange International from November 2018 through April 2020 and Vice President Finance and Chief Financial Officer at Artel Video Systems from October 2015 to October 2018. Mr. Traverse has also worked as a Certified Public Accountant at several public accounting firms. Mr. Traverse received a Bachelor of Science in Accounting from the University of Massachusetts Lowell.

The Company and David Barcelo agreed that Mr. Barcelo would leave the Company and resign as Chief Financial Officer and Treasurer of the Company, effective October 24, 2023. Mr. Barcelo’s departure from the Company is not the result of any dispute or disagreement with the Company on any matter relating to the Company’s accounting practices or financial statements.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this report:

(d) EXHIBITS.

Number	Description

104	Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AWARE, INC.

Dated: October 25, 2023	By:	/s/ Robert A. Eckel
Robert A. Eckel
Chief Executive Officer & President